The Target Portfolio Trust

Prudential Corporate Bond Fund

(the Fund)

Supplement dated June 11, 2018

to the Currently Effective Statement of Additional Information (SAI)

Effective immediately, Rajat Shah is no longer serving as a portfolio manager for the Fund. Steven A. Kellner, CFA, Edward H. Blaha, CFA, and Malcolm Dalrymple, CFA will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund’s SAI is hereby revised as follows, effective June 11, 2018:

I.	All references and information pertaining to Rajat Shah with respect to the Fund are hereby removed.

LR1045